UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2012

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

477 Madison Avenue New York, New York		10022
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): (212) 785-2500

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On June 20, 2012, the Company issued a press release announcing it had reached an agreement with a syndicate of its lenders led by Royal Bank of Scotland plc that resolves all outstanding issues with the Company's lenders and improves the Company's position amid the ongoing, cyclical downturn in the shipping markets.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibit

Exhibit Number	Document
99.1	Press Release dated June 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC. (registrant)
Dated: June 22, 2012	By:	/s/ Alan S. Ginsberg Name: Alan S. Ginsberg Title: Chief Financial Officer

Exhibit 99.1

EAGLE BULK SHIPPING INC. REACHES COMPREHENSIVE AGREEMENT WITH LENDERS

-- Sets Maturity to December 31, 2015 with Company Option to Extend into 2017 --

-- No Fixed Repayment of Principal until Maturity Date --

NEW YORK, NY, June 20, 2012-- Eagle Bulk Shipping Inc. (Nasdaq: EGLE) (the “Company”) today announced that it has reached an agreement with a syndicate of its lenders led by Royal Bank of Scotland plc.  This agreement resolves all outstanding issues with the Company’s lenders and significantly improves the Company’s position amid the ongoing, cyclical downturn in the shipping markets.

Highlights of the agreement include the following:

•	Permanently waives any purported defaults or events of defaults.

•
$1,129,478,742 presently outstanding under the existing revolver will convert into a term loan, with a maturity set to December 31, 2015.  Subject to certain conditions, the amendment provides an option to the Company to extend the maturity date an additional 18 months to June 30, 2017.

•	Eagle Bulk will receive a new liquidity facility in the aggregate amount of $20,000,000.

•	The amendment requires no fixed repayments of principal until maturity, and is subject to a quarterly sweep of cash in excess of $20,000,000.

•
All amounts presently outstanding under the existing credit agreement will bear interest at LIBOR plus a cash margin of 3.50% and a payment-in-kind (“PIK”) margin of 2.50%.  This aggregate margin can be reduced if Company leverage is lowered.

•	Replaces all existing financial covenants and substitutes them with new covenants that phase-in over the next three years.

•	Permits within certain parameters for the purchase or sale of vessels and management of third party vessels.

Sophocles N. Zoullas, Eagle Bulk’s Chairman and Chief Executive Officer, commented, “We are pleased to have reached this comprehensive agreement with our syndicate, with whom we have worked constructively and cooperatively.  Eagle Bulk is confident that the agreement materially improves the Company’s current business prospects, and enhances our competitiveness as the market stabilizes,” Mr. Zoullas concluded.

Other pertinent terms of the agreement include:

•
All capitalized interest will be evidenced by PIK loans, which will mature on the extended maturity date of either December 31, 2015, or June 30, 2017.  Upon maturity, Eagle Bulk retains several options to repay the PIK loans, including cash repayment or conversion of outstanding amount to Cumulative Convertible Preferred Stock.

•
Provides that any Cumulative Convertible Preferred Stock issuable upon conversion of the PIK Loans will bear interest at a coupon rate equal to the lower of (i) the trailing twelve month dividend yield of the S&P US Preferred Stock Index as of the last business day of the month immediately preceding the date of issuance or (ii) the interest rate on the senior debt incurred in any refinancing of the term loan component plus 200bps, and will include customary default in payment of dividend provisions.

•
Provides that any Cumulative Convertible Preferred Stock issuable upon conversion of the PIK Loans will have a maturity of five years but may be converted into shares of the Company’s Common Stock at the option of the Company.

•
The issuance of warrants to the lenders which are convertible into shares of common stock equal to 19.99% of the Company’s outstanding common stock on June 20, 2012, with a strike price of $0.01 per share. One-third of the warrants are exercisable immediately, one third when the Company’s stock price reaches $10.00 per share and one third when the Company’s stock price reaches $12.00 per share.  Unexercised warrants expire on June 20, 2022.

Additional detail about the amendment can be found in the Company's 8-K Disclosure Statement, a copy of which will be filed with the Securities and Exchange Commission on June 20, 2012, and is available at www.sec.gov.

About Eagle Bulk Shipping Inc.

Eagle Bulk Shipping Inc. is a Marshall Islands corporation headquartered in New York. The Company is a leading global owner of Supramax dry bulk vessels that range in size from 50,000 to 60,000 deadweight tons and transport a broad range of major and minor bulk cargoes, including iron ore, coal, grain, cement and fertilizer, along worldwide shipping routes.

Forward-Looking Statements

Matters discussed in this release may constitute forward-looking statements. Forward-looking statements reflect our current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts.

The forward-looking statements in this release are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections.

Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-looking statements include the strength of world economies and currencies, general market conditions, including changes in charter hire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in our vessel operating expenses, including dry-docking and insurance costs, or actions taken by regulatory authorities, potential liability from future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists.

Risks and uncertainties are further described in reports filed by Eagle Bulk Shipping Inc. with the US Securities and Exchange Commission.

Visit our website at www.eagleships.com

Contact:
     Company Contact:
     Alan Ginsberg
     Chief Financial Officer
     Eagle Bulk Shipping Inc.
     Tel. +1 212-785-2500

     Investor Relations / Media:
     Jonathan Morgan
     Perry Street Communications, New York
     Tel. +1 212-741-0014